Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Enterprise Fleet Financing 2025-1, LLC (the “Issuer”) Enterprise Fleet Management, Inc. (the “Sponsor”) 600 Corporate Park Drive St. Louis, Missouri 63105	16 January 2025

Re:	Enterprise Fleet Financing 2025-1, LLC Series 2025-1 Asset Backed Notes (the “Notes”) Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Issuer, Sponsor, Wells Fargo Securities, LLC, Barclays Capital Inc., HSBC Securities (USA) Inc. and TD Securities (USA) LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of leases (the “Leases”) and the vehicles subject to those Leases relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Issuer, provided us with, or instructed us to obtain, as applicable:
a.	Electronic data files:
i.
Labeled “DATA_TAPE_202412.accdb” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Issuer, indicated contains information as of 30 November 2024 (the “Cutoff Date”) relating to certain leases (the “Preliminary Leases”) and the vehicles subject to those Preliminary Leases that are expected to be representative of the Leases and

ii.
Labeled “DATA_TAPE_202412 - Updated.accdb” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Issuer, indicated contains information as of the Cutoff Date relating to the Leases and the vehicles subject to those Leases,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.
The master equity lease agreement, master walkaway lease agreement, assignment and assumption agreement, open-end lease agreement, unlimited guaranty and any corresponding amendments or addendums or other related documents (collectively and as applicable, the “Master Lease Agreement”),

ii.	Certain printed screen shots from the Sponsor’s servicing system (the “System Screen Shots”),
iii.	The credit review file (the “Credit Review File”),
iv.
The certificate of title and corresponding affidavit of correction, as applicable, certificate of origin for a vehicle, vehicle record, electronic title, certificate of vehicle registration, VTR inquiry, CVR inquiry report, application for registration of new vehicle, motor vehicle registration, multi-purpose application, current title, application to title, vehicle registration inquiry report, purchase order, registered owner’s assignment/dealer’s reassignment of title to a motor vehicle, original motor vehicle title receipt, registration certificate or other related documents (collectively and as applicable, the “Title”) and

v.
The vehicle or equipment certificate of insurance, certificate of liability insurance, evidence of property insurance, evidence of property coverage, self‑insurance addendum to the Master Lease Agreement, liability and property coverage certificate, certificate of property insurance, certificate of coverage, certificate of insurance, certificate of pool coverage, business auto policy, insurance policy, certificate of liability coverage, lessor evidence of insurance, statement of self-insurance, lessor – additional insured and loss payee, additional insured (lessor) with loss payable clause, loss payable addendum, intergovernmental risk pool certificate of coverage, risk management fund interlocal agreement, insurance letter, insurance lender inquiry, memorandum of insurance, municipal vehicle program verification letter, Section 11(a) of the Master Lease Agreement and/or other related documents (collectively and as applicable and available, the “Insurance Source Documents”)

that the Sponsor, on behalf of the Issuer, indicated relate to each Sample Lease (as defined in Attachment A) (as available),
c.
Certain schedules and the corresponding record layout and decode information, as applicable (the “Accumulated Depreciation Schedules,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Issuer, indicated contain monthly accumulated depreciation amounts for certain Sample Leases,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A.  The Issuer is responsible for the Subject Matter, Preliminary Data File, Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Leases or Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Leases,
iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

16 January 2025

Attachment A Page 1 of 4
Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Issuer, we randomly selected a sample of 150 Preliminary Leases from the Preliminary Data File (the “Sample Leases”).  For the purpose of this procedure, the Sponsor, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Leases are referred to as Sample Lease Numbers 1 through 150.

2.
For each lease on the Preliminary Data File and Data File, we compared the lease identification number (each, a “Lease ID”), as shown on the Preliminary Data File, to the corresponding Lease ID, as shown on the Data File, and noted that:

a.	743 of the Leases included on the Data File were not included on the Preliminary Data File,
b.	357 of the Preliminary Leases included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Leases”) and
c.	Three of the Removed Preliminary Leases were Sample Leases (the “Removed Sample Leases”).

The Removed Sample Leases are Sample Lease Numbers 122, 128 and 140.  The Sponsor, on behalf of the Issuer, instructed us not to perform any procedures on the Removed Sample Leases.  For the avoidance of doubt, all references hereinafter to the Sample Leases do not include Sample Lease Numbers 122, 128 and 140.

3.	For the 147 Sample Leases included on the Data File, we:

a.
Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the corresponding Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Sponsor, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Attachment A Page 2 of 4
3.  (continued)

b.
Observed that the corresponding Master Lease Agreement contained a signature in the lessee signature section of such Master Lease Agreement.  We performed no procedures to determine the validity of the signature contained in the lessee signature section of such Master Lease Agreement.

c.
Observed that the corresponding Credit Review File contained either a line of credit authorization form or an addendum to the line of credit authorization form that had an (i) approval and (ii) electronic signature.  We performed no procedures to determine the validity of the approval or electronic signature contained in such Credit Review File.

d.
Compared the completed date, as shown in the corresponding Credit Review File, to the Cutoff Date, and, except for the Sample Leases listed on Exhibit 3 to Attachment A, observed that the completed date, as shown in such Credit Review File, occurred during the 12 month period ending on and including the Cutoff Date.

e.
Observed, as applicable, that Enterprise FM Trust or, for Sample Leases with a Title from the state of Nebraska, Enterprise FM Inc, was the named party listed as owner name, name of purchaser, name of lessor, buyer’s name or, for Sample Leases with a Title from the state of Oregon, security interest holder/lessor name, all as shown in the corresponding Title (except for Sample Lease Number 150), all of which the Sponsor, on behalf of the Issuer, indicated is the “Owner.”

The Sponsor, on behalf of the Issuer, instructed us not to perform this procedure for Sample Lease Number 150.  The Sponsor, on behalf of the Issuer, indicated that they were unable to provide the corresponding Title.  The Sponsor, on behalf of the Issuer, indicated that the lessee for Sample Lease Number 150 had applied for the corresponding Title.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described in the preceding sentence of this note.

f.
Observed the loss payee name for physical damage insurance and additional insured name for liability insurance in the corresponding Insurance Source Documents (as applicable and available) or corresponding System Screen Shots (as applicable) listed below (except for Sample Lease Number 137), subject to the additional instruction(s) provided by the Sponsor, on behalf of the Issuer, described in the succeeding paragraph(s) of this Item.  We also observed in such Insurance Source Documents (as applicable and available) or System Screen Shots (as applicable), that:

i.
105 of the Sample Leases have Insurance Source Documents that indicate physical damage and liability insurance coverage and identify “Enterprise FM Trust” as both the loss payee and additional insured,

ii.
12 of the Sample Leases have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for both physical damage and liability and that indicate the amount of physical damage and liability insurance that is billed each month,

Attachment A Page 3 of 4
3.  (continued)

f.  (continued)

iii.	11 of the Sample Leases have Insurance Source Documents that indicate the lessee being self-insured for both physical damage and liability,
iv.
Eight (8) of the Sample Leases have Insurance Source Documents that indicate the lessee being self-insured for physical damage and that indicate liability insurance coverage and identify “Enterprise FM Trust” as the additional insured,

v.
Eight (8) of the Sample Leases have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for only physical damage and that indicate the amount of physical damage insurance that is billed each month and have Insurance Source Documents that indicate liability insurance coverage and identify “Enterprise FM Trust” as the additional insured,

vi.
One (1) of the Sample Leases has Insurance Source Documents that indicate physical damage and liability insurance coverage and identify “Enterprise FM Trust” as the loss payee.  We were unable to observe an additional insured for this Sample Lease.  The Sponsor, on behalf of the Issuer, indicated that this Sample Lease’s Insurance Source Documents do not list “Enterprise FM Trust” as the additional insured because the lessee is a government entity.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described in the preceding sentence and

vii.
One (1) of the Sample Leases has System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for only physical damage and that indicate the amount of physical damage insurance that is billed each month and has Insurance Source Documents that indicate the lessee being self-insured for liability.

The Sponsor, on behalf of the Issuer, instructed us not to perform this procedure for Sample Lease Number 137, as the Sponsor, on behalf of the Issuer, was unable to provide the corresponding Insurance Source Documents.  The Sponsor, on behalf of the Issuer, indicated that the corresponding Insurance Source Documents were being updated and that the lessee is committed to making payments based on the quoted rates that were agreed upon during the update period.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described above.

We performed no procedures to determine the accuracy, completeness or reasonableness of the information described in this Item that is contained in the Insurance Source Documents or System Screen Shots (as applicable).

Attachment A Page 4 of 4
3.  (continued)

f.  (continued)

For the purpose of these procedures for Sample Leases that have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for both physical damage insurance and liability insurance, the Sponsor, on behalf of the Issuer, indicated “EHI Physical Damage Plan and Liability Plan” is the loss payee name and additional insured name.

For the purpose of these procedures for Sample Leases that have System Screen Shots that indicate “Enterprise Enrollment Coverage” as the insurance carrier for physical damage insurance only, the Sponsor, on behalf of the Issuer, indicated “EHI Physical Damage Plan” is the loss payee name.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by the Sponsor, on behalf of the Issuer, described in this Item.

Exhibit 1 to Attachment A Page 1 of 3
Sample Characteristics and Sources

Sample Characteristic	Data File Field Name	Source(s)	Note(s)

Unit number	UNIT_NBR	System Screen Shots	i.
Client number	CLIENT_NUMBER	System Screen Shots	ii.
Legal name of the lessee	CLIENT_NAME	System Screen Shots	iii.
Vehicle make	VEHICLE_MAKE	System Screen Shots
Vehicle model	VEHICLE_MODEL	System Screen Shots
Vehicle type	VEH_TYPE_NAME	System Screen Shots
Contract type	LEASE_TYPE	System Screen Shots	iv.
Lease term	TERM	System Screen Shots	v.
Interest percentage	INT_PCT	System Screen Shots
Interest adjustment percentage	INT_ADJ_PCT	System Screen Shots	vi.
Vehicle residual value	RESIDUAL_VALUE_AMOUNT	(a) System Screen Shots and recalculation or (b) System Screen Shots, Accumulated Depreciation Schedules and recalculation	v., vii.
Vehicle capitalized cost	CAP_COST_AMOUNT	System Screen Shots	v.
Client industry	BUSN_TYPE_DESC	System Screen Shots	viii.

Notes:

i.	For identification purposes only.

ii.
The Sponsor, on behalf of the Issuer, indicated that for certain Sample Leases (the “Affiliate Sample Leases”), the lessee is identified in the System Screen Shots as a sub-customer of a master customer (the “Master Customer”).  For the purpose of comparing the client number Sample Characteristic for each Affiliate Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to use the client number corresponding to the Master Customer, as shown in the System Screen Shots.

Exhibit 1 to Attachment A Page 2 of 3
Notes:  (continued)

iii.
For the purpose of comparing the legal name of the lessee Sample Characteristic for each Sample Lease (except for Affiliate Sample Leases), the Sponsor, on behalf of the Issuer, instructed us to ignore differences that appear to be due to abbreviations, hyphenations, truncations, punctuation, legal entity descriptors or additional words or descriptions.

For the purpose of comparing the legal name of the lessee Sample Characteristic for each Affiliate Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to:
a.	Use the legal name of the Master Customer, as shown in the System Screen Shots, and
b.	Ignore differences that appear to be due to abbreviations, hyphenations, truncations, punctuation, legal entity descriptors or additional words or descriptions.

iv.	For the purpose of comparing the contract type Sample Characteristic for each Sample Lease, the Sponsor, on behalf of the Issuer, indicated that:
a.	A contract type of “type N,” as shown in the System Screen Shots, corresponds to a closed term lease (the “Closed Term Sample Leases”) and
b.	A contract type of “type E,” as shown in the System Screen Shots, corresponds to an open term lease (the “Open Term Sample Leases”).

v.
The Sponsor, on behalf of the Issuer, indicated that certain of the System Screen Shots contained account activity that occurred after the Cutoff Date.  For the purpose of comparing the indicated Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to only consider account activity that occurred as of the Cutoff Date (and in accordance with any other applicable note(s)).

vi.	The Sponsor, on behalf of the Issuer, instructed us not to compare the interest adjustment percentage Sample Characteristic for the Closed Term Sample Leases.

vii.
For the purpose of comparing the vehicle residual value Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 43, 44, 53, 68, 72, 81, 91, 106 and 109 (subject to the additional instruction(s) provided by the Sponsor, on behalf of the Issuer, described in the succeeding paragraph(s) of this note and in accordance with any other applicable note(s))), the Sponsor, on behalf of the Issuer, instructed us to recalculate the vehicle residual value by subtracting the:

a.	Product of:
i.	The monthly depreciation amount and
ii.	The difference between the lease term and months in service
from
b.	Sum of the unit delivered price and accumulated depreciation reserve, all as shown in the System Screen Shots.

Exhibit 1 to Attachment A Page 3 of 3
Notes:  (continued)

vii.  (continued)

For the purpose of comparing the vehicle residual value Sample Characteristic for Sample Lease Numbers 43, 44, 53, 68, 72, 81, 91, 106 and 109 (subject to the additional instruction(s) provided by the Sponsor, on behalf of the Issuer, described in the succeeding paragraph(s) of this note and in accordance with any other applicable note(s)), the Sponsor, on behalf of the Issuer, instructed us to recalculate the vehicle residual value by subtracting the:
a.	Product of the:
i.	Unit delivered price, as shown in the System Screen Shots,
ii.	Depreciation percent, as shown in the System Screen Shots, and
iii.	Difference between the lease term, as shown in the System Screen Shots, and months in service, as shown on the Accumulated Depreciation Schedules, from
b.	Sum of the:
i.	Unit delivered price, as shown in the System Screen Shots, and
ii.	Sum of the depreciation amounts for each corresponding month in service, as shown on the Accumulated Depreciation Schedules.

For the purpose of the recalculation procedure described above, the Sponsor, on behalf of the Issuer, instructed us to include any prorated depreciation amounts occurring on or prior to the Cutoff Date, as shown on the Accumulated Depreciation Schedules, but not to consider the corresponding month of a prorated depreciation amount as a month in service.

For the purpose of the procedures described in this note, the Sponsor, on behalf of the Issuer, instructed us to ignore differences of +/‑ $2.00 or less.

For the avoidance of doubt with respect to the recalculations described above, the accumulated depreciation reserve and the sum of the depreciation amounts, as shown in the System Screen Shots or Accumulated Depreciation Schedules, as applicable, are negative values, and the recalculations described above reduce the unit delivered price by such accumulated depreciation reserve or sum of the depreciation amounts, as applicable.

viii.
For the purpose of comparing the client industry Sample Characteristic for each Affiliate Sample Lease, the Sponsor, on behalf of the Issuer, instructed us to use the client industry corresponding to the Master Customer, as shown in the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Lease Number	Sample Characteristic	Data File Value	Source Value

74	Vehicle residual value	$2,398.70	$1,805.34
	Vehicle capitalized cost	$26,613.86	$24,240.30

Note:

The Sponsor, on behalf of the Issuer, indicated that the differences above are due to the timing of when a vehicle capitalized cost modification for this Sample Lease was processed and when the modification went into effect.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described in the preceding sentence of this note.

Exhibit 3 to Attachment A

Credit Review File Completed Dates More Than 12 Months Prior to the Cutoff Date

Sample Lease Number	Completed Date -
2	9/21/2023
3	11/2/2023
14	11/2/2023
28	9/28/2023
51	10/31/2023
74	8/24/2023
87	10/24/2023
120	10/4/2023
143	11/15/2023

Note:

The Sponsor, on behalf of the Issuer, indicated that their credit and collection policy allows them to utilize a combination of objective measurements, subjective considerations and controls to determine when or if a credit review is necessary.  The Sponsor, on behalf of the Issuer, indicated that while most clients are assigned a credit review date that is intended to result in an annual credit review, such date is not a defined date for performing a credit review.  Additionally, the Sponsor, on behalf of the Issuer, indicated that credit personnel can use judgment to determine if a review is necessary or if it can be deferred and that common items they might consider include (but are not limited to):
a.	Whether or not the client plans to place additional orders over the next year and/or whether the expected timing of those additional orders allows for the credit review to be deferred,
b.	The level of risk inherent with the client’s fleet,
c.	How long they have been a client,
d.	Whether the latest financial information may be reviewed without performing a complete credit review (if the credit file is for a public company) and
e.	Whether the client has been placed on credit hold or order hold.

We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Issuer, described above.